Employee retirement plan	9 Months Ended
Sep. 30, 2014
Compensation and Retirement Disclosure [Abstract]
Employee retirement plan

13. Employee retirement plan

Effective January 1, 2009, the Company established a 401(k) defined contribution retirement plan (Retirement Plan) covering U.S. full-time employees. The Retirement Plan provides for voluntary employee contributions from 1% to 86% of annual compensation, subject to a maximum limit allowed by Internal Revenue Service guidelines.

In March 2014, the Company modified its Retirement Plan to include an employer matching contribution. The Company will make a matching contribution equal to the employee’s 401(k) deferral up to 4% of their 401(k) eligible compensation per pay period. The matching contribution is retroactive to January 1, 2014.